Cash and Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2021
Schedule of cash and cash equivalents

	12.31.2021	12.31.2020
Cash and bank accounts	231,372	228,711
Financial investments with immediate liquidity	3,241,473	2,994,057
	3,472,845	3,222,768

These comprise cash on hand, deposits with banks and short-term highly liquid investments, which can be redeemed in cash within 90 days from the investment date. Temporary short-term investments are recorded at cost at the reporting date, plus earnings accrued. Cash and cash equivalents are subject to an insignificant risk of change in value.

Financial investments of the Company refer to Bank Deposit Certificates - CDBs and Repurchase Agreements, which are the sale of a security with the commitment of the seller (Bank) to repurchase it, and of the purchaser to resell it in the future. Investments have post-fixed interest rates between 78.0% and 99.25% of Interbank Deposit Certificate (“CDI”).